UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                February 1, 2007
                        (Date of earliest event reported)


                         PETROSEARCH ENERGY CORPORATION
                         ------------------------------
        (Exact name of small Business Issuer as specified in its charter)


                  NEVADA                                   20-2033200
                  ------                                   ----------
     (State or other jurisdiction of                     (IRS Employer
      incorporation or organization)                   Identification No.)

                                                              1311
                                                              ----
                                                 (Primary Standard Industrial
                                                      Classification Code)

      675 BERING DRIVE, SUITE 200
             HOUSTON, TEXAS                                  77057
             --------------                                  -----
(Address of principle executive offices)                   (Zip Code)


                                 (713) 961-9337
                                 --------------
                 Issuer's telephone number, including area code

ITEM  1.01     ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT

On February 1, 2007, we executed a Note and Warrant Purchase Agreement (the "Purchase Agreement") with RCH Petro Investors, L.P., a Delaware limited partnership ("RCH") for the sale of a $10,000,000 8% Senior Secured Convertible Promissory Note (the "Convertible Note") and a four (4) year warrant to purchase 5,000,000 shares of our common stock at an exercise price of $1.40 per share (the "Warrant") for total gross proceeds to us of $10,000,000 (the "Offering").

We completed the transaction and received funding on February 7, 2007. Upon closing, we issued the Convertible Note and the Warrant, and executed a Pledge and Security Agreement and a Registration Rights Agreement (as further described below). At closing, we paid Scarsdale Equities, LLC a placement agent fee equal to 6.5% of the total transaction.

The  Convertible  Note
----------------------

At the option of RCH, the Convertible Note will be convertible into shares of our common stock at a price per share of $1.00 after the earlier of (i) one year after the closing of the transaction or (ii) three months after the Initial
Registration Statement (as further described below) becomes effective. The Convertible Note will mature three years from the date of issuance and will accrue interest payable quarterly in arrears at the rate of 8% per annum if paid in cash, or eight and one-half percent (8.5%) if paid in common stock of the Company, payable at our option in cash or common stock (priced using the closing price of the last trading day of the quarter). During the term of the Convertible Note, we are subject to a debt incurrence test under which our total debt, inclusive of the Convertible Note shall not exceed 50% of the PV-10 value of our total Proved Reserves plus the fair market value of the leases and pipeline assets associated with the Barnett Shale Project. We have the right to exclude from the debt incurrence test debt and PV-10 value for which the debt is recourse exclusive to the assets of any Significant Subsidiary (as defined in the Convertible Note) and is not recourse to the Company.

Collateral
----------

The Convertible Note is collateralized by a security interest in twenty five percent (25%) of the stock of our wholly owned subsidiary, Exploration Holding Co., LLC ("Exploration Holding"), which owns one-hundred percent (100%) of Barnett Petrosearch, LLC ("Barnett Petrosearch"). Barnett Petrosearch is our subsidiary which owns a 5.54% interest in DDJET, Limited, LLP, and participates in the Barnett Shale Project (as disclosed in our Form 8-K filing with the Securities and Exchange Commission (the "Commission") on December 20, 2006). We
executed  a  Pledge  and  Security  Agreement  covering  the  collateral.   The
collateral interest shall stay in place until all required conditions contained in the Convertible Note have been met, including, but not limited to (i) our common stock trades above $1.50 for a period of 10 consecutive trading days
(ii) RCH has the ability to convert the Convertible Note and (iii) the Initial Registration Statement is effective with the Commission. The collateral for the Convertible Note may be proportionately reduced under certain circumstances.

Redemption of the  Convertible  Note at  the  Option  of  the  Company
----------------------------------------------------------------------


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
We may elect to redeem part or all of the outstanding Convertible Note at the later of (i) such time as RCH has the right to convert; and (ii) twelve months from the date of closing, at one-hundred ten percent (110%) of the principal amount of the Convertible Note, provided however that such redemption right only applies if, upon receiving notice of redemption, RCH has the right to convert all the shares we intend to redeem at the applicable conversion price and the applicable registration statement for the resale of such shares of common stock is effective.

Warrant
-------

Upon closing, we issued RCH a four (4) year warrant to purchase 5,000,000 shares of our common stock with an exercise price of $1.40 per share (the "Warrant"). The Warrants are not exercisable until one year after the closing of the transaction.

Registration  Requirements
--------------------------

Under the terms of the Purchase Agreement and the Registration Rights Agreement, we are obligated to file a registration statement to register the shares of common stock underlying the Convertible Note within twenty (20) days after the timely filing of our Form 10-KSB for the fiscal year ending December 31, 2006.

We are required to file a registration statement covering the shares of common stock underlying the Warrant no later than one year after the closing of this transaction and such earlier time as we are able to do so.


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
Price Protection
----------------

If we raise capital any time during the six (6) months following the closing of the transaction with an equity price less than $1.00, RCH will have the option to: (i) participate in up to $10,000,000 of such capital raise; (ii) demand the Convertible Note to be redeemed at one-hundred percent (100%) of the then existing principal outstanding plus any accrued and unpaid interest; or (iii) choose to take no action.

Future  Participation  Rights
-----------------------------

We have agreed that RCH shall have the right to participate in our next financing up to an aggregate amount of 50% of the total amount raised by us in such financing on terms and conditions set by us.


Use of Proceeds
---------------

Proceeds from this transaction will be used for general working capital including the development of our interest in the Barnett Shale project.

A  copy  of the press release relating to this transaction is attached hereto as
Exhibit  99.1.

ITEM  2.03     CREATION  OF  A  DIRECT  FINANCIAL  OBLIGATION

On February 7, 2007, we issued a $10,000,000 8% Senior Secured Convertible Promissory Note to RCH with a four (4) year warrant to purchase 5,000,000 shares of our common stock at an exercise price of $1.40 per share for total gross proceeds to us of $10,000,000. At the option of RCH, the Convertible Note will be convertible into shares of our common stock at a price per share of $1.00 after the earlier of (i) one year after the closing of the transaction or (ii) three months after the Initial Registration Statement becomes effective. The Convertible Note will mature three years from the date of issuance and will accrue interest payable quarterly in arrears at the rate of 8% per annum if paid in cash, or eight and one-half percent (8.5%) if paid in



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
common stock of the Company, payable at our option in cash or common stock (priced using the closing price of the last trading day of the quarter). During the term of the Convertible Note, we are subject to a debt incurrence test under which our total debt, inclusive of the Convertible Note shall not exceed 50% of the PV-10 value of our total Proved Reserves plus the fair market value of the leases and pipeline assets associated with the Barnett Shale Project. We have the right to exclude from the debt incurrence test debt and PV-10 value for which the debt is recourse exclusive to the assets of any Significant Subsidiary (as defined in the Convertible Note) and is not recourse to the Company.

Collateral
----------

The Convertible Note is collateralized by a security interest in twenty five percent (25%) of the stock of Exploration Holding, our wholly owned subsidiary, which owns one-hundred percent (100%) of Barnett Petrosearch. Barnett Petrosearch is our subsidiary which owns a 5.54% interest in DDJET, Limited, LLP, and participates in the Barnett Shale Project. We executed a Pledge and Security Agreement covering the collateral. The collateral interest shall stay in place until all required conditions contained in the Convertible Note have been met, including, but not limited to (i) our common stock trades above $1.50 for a period of 10 consecutive trading days (ii) RCH has the ability to convert the Convertible Note and (iii) the Initial Registration Statement is effective with the Commission. The collateral for the Convertible Note may be proportionately reduced under certain circumstances.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits:

10.1     Note and Warrant Purchase Agreement dated February 1, 2007
10.2     8% Senior Secured Convertible Note
10.3     Pledge and Security Agreement
10.4     Registration Rights Agreement
10.5     Warrant Agreement
99.1     Press release dated February 6, 2007

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PETROSEARCH ENERGY CORPORATION
Date:  February 7, 2007
                                        By: /s/ Richard D. Dole
                                        ----------------------------------------
                                        Richard D. Dole
                                        Chief Executive Officer and President


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